Exhibit 99.1
FRANKLIN FINANCIAL SERVICES CORPORATION

AUDIT COMMITTEE CHARTER

Adopted:  March 6, 2003

Reviewed/Amended:  July 8, 2010

Pursuant to 12 CFR Ch. III Part 363, the Audit Committee of Franklin Financial Services Corporation (the “Company”) also serves as the Audit Committee of Farmers and Merchants Trust Company of Chambersburg, the Company’s wholly owned, Pennsylvania chartered subsidiary corporation.

The primary function of the Audit Committee (“Committee”) is to assist the Company’s Board of Directors (“Board”) in fulfilling its oversight responsibilities for: (1) the integrity of the Company’s financial statements; (2) the adequacy of the Company’s internal controls; (3) the external auditor’s qualifications and independence and performance of the external audit; (4) the Company’s compliance with legal and regulatory requirements; (5) the performance of the Company’s internal audit function; and (6) the preparation of the report to be included in the Company’s annual proxy statement as required by the Securities and Exchange Commission rules.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

• One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

• Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

• Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

• The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation:  (a) to outside legal, accounting, or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Purpose of Charter
The purpose of the Audit Committee Charter (“Charter”) is to set forth the structure, membership, authority and responsibilities/processes of the Committee as delegated by the Board. The Board shall reassess the adequacy of this Charter annually.

Audit Committee Structure

The Committee is a standing committee comprised of at least five (5) directors, each of whom is independent of Management, including the Chairman of the Board (“Chairman”). A non-independent director may only be appointed if the Chairman or Board has compelling reasons for such appointment and the Company discloses the director’s identity and such compelling reasons for his or her appointment in its proxy statement

The members are appointed by the Chairman for a one-year term subject to the approval of the majority of the Board. A Chairman of the Committee is appointed by the Chairman for a three-year term subject to the approval of a majority of the Board.

The Committee meets at least quarterly, and more frequently as circumstances may require. All members are expected to attend each meeting, in person or via teleconference or video conference. At each quarterly meeting, the Committee meets with Management, the internal auditor and external auditor, collectively and separately to discuss any matters that any of them believe should be discussed. Additionally, the Committee meets periodically in executive session. Meeting agendas are prepared and briefing materials are provided to the members in advance, as needed. The Corporate Secretary records minutes for all meetings.

Membership

In the Committee member selection process, the Chairman considers a director’s independence and financial literacy.

The Board has not designated an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations because it believes such designation is not necessary in light of the Company’s size, nature of its business and relative lack of complexity of its financial statements.

Authority

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Specifically, the Committee is empowered to:

1.
Appoint, compensate and oversee the work of the independent public accounting firm employed by the Company to conduct the annual audit.  Accordingly, the external auditor reports directly to the Committee;

2.	Resolve any disagreements between Management and the external auditor regarding financial reporting;

3.	Pre-approve all auditing and permitted non-audit services performed by either of the Company’s internal or external auditor;

4.	Retain independent counsel, accountants or other professionals to advise the Committee or assist in the conduct of an investigation;

5.	Seek any information the Committee requires from employees (all of whom are directed to cooperate with the Committee’s requests) or other third parties;

6.	Meet with the Company’s officers, external auditor, internal auditor or outside counsel, as necessary; and

7.
Delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, provided that such decisions are presented to the full Committee at its next scheduled meeting.

Responsibilities/Processes

The Committee is responsible for exercising vigilant and informed oversight of the financial reporting process by:

1.
Reviewing significant accounting and reporting issues and understanding their impact on the financial statements, including: (1) complex or unusual transactions and highly judgmental areas; (2) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and (3) the effect of regulatory and accounting initiatives, and off balance sheet structures, on the Company’s financial statements;

2.
Reviewing analyses prepared by Management and/or the external auditor that set forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements;

3.
Reviewing the results of the audit with Management and the external auditor, including any restrictions on the scope of the auditor’s activities or access to requested information, and any significant disagreements with Management;

4.	Reviewing and discussing the quarterly and annual audited financial statements, including the applicable MD&A, with Management and the external auditor;

5.
Reviewing disclosures made by the CEO’s and CFO’s certifications in the Forms 10-K and 10-Q concerning significant deficiencies in the design or operation of internal controls or any fraud that involves Management or other employees who have a significant role in the Company’s internal controls;

6.	Appraising the adequacy, effectiveness and efficiency of internal control to ensure safeguarding the Company’s assets, including information technology security and control;

7.
Understanding the scope of the internal auditor and external auditor’s review of internal control over financial reporting, and obtaining reports on significant findings and recommendations, together with Management’s responses;

8.	Establishing selection criteria, interviewing and appointing an external auditor with the appointment being submitted to the shareholders for ratification of the appointment, and:

•	Reviewing and approving the annual audit plan including the external auditor’s proposed scope, approach and coordination of audit effort with internal audit,

•
Annually, evaluating the independence and quality of service/performance of the external auditor and exercising final approval on the retention, appointment or discharge of the firm, considering its internal quality-control procedures; any material issues raised by the most recent internal quality-control review, firm peer review or governmental oversight board’s review and associated remedial actions, and the recommendations of Management and the internal auditor;

•	Considering the prudence of regular rotation of the audit firm; and

•	Setting clear hiring policies for employees or former employees of the external auditor.

9.	Periodically comparing and reporting to the Board the effectiveness and efficiency of outsourcing the internal audit function and:

•	Establishing selection criteria, interviewing and engaging the internal auditor ;

•	Annually, evaluating the internal auditor’s independence, effectiveness and quality of services, etc.; and

•	Reviewing and approving the annual internal audit plan.

10.	Ensuring regular reporting to the Board by:

•
Reporting activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s external auditor and the performance of the internal auditor; and

•	Reviewing any other reports the Company issues that relate to the responsibilities of the Committee.

11.	Reviewing the Company’s compliance with laws, regulations and corporate policies by:

•
Reviewing the effectiveness of the system for monitoring compliance with laws and regulations and the results of Management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance;

•
Establishing procedures for: (1) the receipt, retention and treatment of employees’ complaints regarding accounting, internal accounting controls, fraud or auditing matters; and (2) the confidential, anonymous submission by the Company’s employees regarding questionable accounting or auditing matters or fraud;

•	Monitoring compliance with the Code of Business Ethics and Conduct, investigating reported violations thereof and reporting findings and making recommendations to the Board regarding the same; and

•	Monitoring Management’s progress in addressing findings of any regulatory examinations and considering any auditor’s observations regarding the same.

12.	Holding such discussions with, and receiving such disclosures from, the external auditor as may be required by applicable regulatory bodies;

13.	Performing any other activities consistent with this Charter, the Company’s bylaws and governing laws, as the Committee or Board may deem necessary or appropriate, including:

•	Discussing the Company’s major policies with respect to risk assessment and risk management with Management,

•	Instituting and overseeing special investigations as needed;

•
Establishing procedures for (i) receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Confirming annually that all responsibilities outlined in this Charter have been carried out.